Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter Maag, Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of CareDx, Inc.

Date: November 14, 2016	By:	/s/ Peter Maag
Peter Maag
President and Chief Executive Officer
(Principal Executive Officer)

I, Charles Constanti, Chief Financial Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, (the “Periodic Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of CareDx, Inc.

Date: November 14, 2016	By:	/s/ Charles Constanti
Charles Constanti
Chief Financial Officer
(Principal Accounting and Financial Officer)

A signed original of these certifications has been provided to CareDx, Inc. and will be retained by CareDx, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

These certifications are being furnished solely to accompany this Quarterly Report pursuant to 18 U.S.C. Section 1350, and shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and are not to be incorporated by reference into any filing of CareDx, Inc., whether made before or after the date hereof, regardless of any general incorporation language in such filing.